Exhibit 24.2

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Dave Johnson and Paul Robinson and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the registration statement on Form S-4 relating to the Issuer’s offers to exchange $465,000,000 in principal amount of its 7 3/8% Senior Subordinated Notes due 2014 for its outstanding 7 3/8% Senior Subordinated Notes due 2014 and £100,000,000 in principal amount of its 8 1/8% Senior Subordinated Notes due 2014 for its outstanding 8 1/8% Senior Subordinated Notes due 2014, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2004.

Signature	Title

/s/ Paul-Rene Albertini
Paul-Rene Albertini	Chairman and President of WEA Europe Inc.

/s/ Leslie Bider
Leslie Bider

Chief Executive Officer of A.P. Schmidt Company

President of Berna Music, Inc.

President and CEO of Cafe Americana Inc.

President of Chappell & Intersong Music Group (Australia) Limited

President of Chappell Music Company, Inc.

President of Cota Music, Inc.

President of Cotillion Music, Inc.

Chairman of the Board of Directors of CPP/Belwin, Inc.

President of CRK Music Inc.

President of E/A Music, Inc.

President of Eleksylum Music, Inc.

President of Elektra/Chameleon Ventures Inc.

President of FHK, INC.

President of Fiddleback Music Publishing Company, Inc.

Signature	Title

President of Foster Frees Music, Inc.

Chief Executive Officer and President of Intersong U.S.A., INC.

Chief Executive Officer of Jadar Music Corp.

President of LEM America, INC.

President of McGuffin Music Inc.

President of Mixed Bag Music, Inc.

President of NC Hungary Holdings Inc.

Chief Executive Officer and President of New Chappell Inc.

President of Octa Music, Inc.

President and Chairman of the Board of Directors of Pepamar Music Corp.

President of Revelation Music Publishing Corporation

Chief Executive Officer and President of Rick’s Music Inc.

Chief Executive Officer of Rightsong Music Inc.

President of Rodra Music, Inc.

President of Sea Chime Music, Inc.

Chairman of the Board of Directors of Summy-Birchard, Inc.

President of Super Hype Publishing, Inc.

Chairman of the Board of Directors of Tommy Valando Publishing Group, Inc.

Chief Executive Officer of Tri-Chappell Music Inc.

Chief Executive Officer and President of Unichappell Music Inc.

President of W.B.M. Music Corp.

President of Walden Music, Inc.

President of Warner Alliance Music Inc.

Chief Executive Officer of Warner Brethren Inc.

President of Warner Bros. Music International Inc.

Chairman of the Board of Directors of Warner Bros. Publications U.S. Inc.

President of Warner Domain Music Inc.

President of Warner Sojourner Music Inc.

Chief Executive Officer of Warner Songs Inc.

President of Warner-Tamerlane Publishing Corp.

Chief Executive Officer and President of Warner/Chappell Music (Services), Inc.

Chief Executive Officer and Chairman of the Board of Directors of Warner/Chappell Music, Inc.

Signature	Title

President of Warprise Music Inc.

President of WB Gold Music Corp.

President of WB Music Corp.

President of WBM/House of Gold Music, Inc.

Chairman of the Board of Directors of WBPI Holdings LLC on behalf of Warner Bros. Publications Inc.

President of We Are Musica Inc.

President of Wide Music, Inc.

President of WEA Latina Musica Inc.

/s/ Edgar Bronfman, Jr.
Edgar Bronfman, Jr.

Director of A.P. Schmidt Company

Director of Atlantic Recording Corporation

Director of Atlantic/MR II INC.

Director of Atlantic/MR Ventures Inc.

Director of Berna Music, Inc.

Director of Big Beat Records Inc.

Director of Big Tree Recording Corporation

Director of Cafe Americana Inc.

Director of Chappell & Intersong Music Group (Australia) Limited

Director of Chappell and Intersong Music Group (Germany) Inc.

Director of Chappell Music Company, Inc.

Director of Cota Music, Inc.

Director of Cotillion Music, Inc.

Director of CPP/Belwin, Inc.

Director of CRK Music Inc.

Director of E/A Music, Inc.

Director of Eleksylum Music, Inc.

Director of Elektra Entertainment Group Inc.

Director of Elektra Group Ventures Inc.

Director of Elektra/Chameleon Ventures Inc.

Director of FHK, INC.

Director of Fiddleback Music Publishing Company, Inc.

Signature	Title

Director of Foster Frees Music, Inc.

Director of Inside Job, Inc.

Director of Intersong U.S.A., INC.

Director of Jadar Music Corp.

Director of LEM America, INC.

Director of London-Sire Records Inc.

Director of McGuffin Music Inc.

Director of Mixed Bag Music, Inc.

Director of NC Hungary Holdings Inc.

Director of New Chappell Inc.

Director of Nonesuch Records Inc.

Director of NVC International Inc.

Director of Octa Music, Inc.

Director of Pepamar Music Corp.

Director of Revelation Music Publishing Corporation

Director of Rhino Entertainment Company

Director of Rick’s Music Inc.

Director of Rightsong Music Inc.

Director of Rodra Music, Inc.

Director of Sea Chime Music, Inc.

Director of SR/MDM Venture Inc.

Director of Summy-Birchard, Inc.

Director of Super Hype Publishing, Inc.

Director of The Rhythm Method Inc.

Director of Tommy Boy Music, Inc.

Chief Executive Officer of Nonesuch Records

Director of Tommy Valando Publishing Group, Inc.

Director of Tri-Chappell Music Inc.

Director of TW Music Holdings Inc.

Director of Unichappell Music Inc.

Director of W.B.M. Music Corp.

Director of Walden Music, Inc.

Director of Warner Alliance Music Inc.

Director of Warner Brethren Inc.

Director of Warner Bros. Music International Inc.

Director of Warner Bros. Publications U.S. Inc.

Director of Warner Bros. Records Inc.

President and Director of Warner Custom Music Corp.

Director of Warner Domain Music Inc.

President and Director of Warner Music Bluesky Holding Inc.

Director of Warner Music Discovery Inc.

Director of Warner Music Distribution Inc.

Chief Executive Officer and Director of

Signature	Title

Warner Music Group Inc.

Director of Warner Music Latina Inc.

Director of Warner Music SP Inc.

Director of Warner Sojourner Music Inc.

Director of Warner Special Products Inc.

Director of WarnerSongs Inc.

Director of Warner Strategic Marketing Inc.

Director of Warner-Elektra-Atlantic Corporation

Director of Warner-Tamerlane Publishing Corp.

Director of Warner/Chappell Music (Services), Inc.

Director of Warner/Chappell Music, Inc.

Director of Warprise Music Inc.

Director of WB Gold Music Corp.

Director of WB Music Corp.

Director of WBM/House of Gold Music, Inc.

Director of WBR Management Services Inc.

Director of WBR/QRI Venture, Inc.

Director of WBR/Ruffnation Ventures, Inc.

Director of WBR/Sire Ventures Inc.

Director of We Are Musica Inc.

Director of WEA Europe Inc.

Director of WEA Inc.

President and Director of WEA International Inc.

Director of WEA Latina Musica Inc.

Director of WEA Management Services Inc.

Director of Wide Music, Inc.

President and Director of WMG Management Services Inc.

Chief Executive Officer of WMG Trademark Holding Company LLC, on behalf of Warner Music Group Inc.

/s/ Anthony Bown
Anthony Bown	Assistant Treasurer of Elektra Group Ventures Inc. Treasurer of Warner Music Latina Inc.

/s/ Lyor Cohen
Lyor Cohen	President of London-Sire Records Inc. Chief Executive Officer of Warner Music SP Inc.

Signature	Title

/s/ Jos de Raaij
Jos de Raaij

Senior VP, Controller and Treasurer of Nonesuch Records, Inc.

Vice President of London-Sire Records Inc.

Vice President of NC Hungary Holdings Inc.

Vice President of NVC International Inc.

Vice President and Treasurer of Penalty Records L.L.C., on behalf of Tommy Boy Music, Inc.

Vice President and Treasurer of T-Boy Music L.L.C., on behalf of Tommy Boy Music, Inc.

Vice President and Treasurer of T-Girl Music L.L.C., on behalf of Tommy Boy Music, Inc.

Vice President and Treasurer of The Rhythm Method Inc.

Vice President and Treasurer of Tommy Boy Music, Inc.

Vice President and Treasurer of TW Music Holdings Inc.

Vice President and Treasurer of Warner Music Discovery Inc.

Vice President and Treasurer of Warner Music Distribution Inc.

Senior Vice President, Treasurer and Controller of Warner Music Group Inc.

Vice President of Warner Music SP Inc.

Vice President and Treasurer of Warner Special Products Inc.

Vice President of WBR/Ruffnation Ventures, Inc.

Vice President of WEA Europe Inc.

Vice President of WEA Inc.

Vice President of WEA International Inc.

Vice President and Treasurer of WEA Management Services Inc.

Vice President and Treasurer of WMG Management Services Inc.

Senior Vice President, Treasurer, and Controller of WMG Trademark Holding Company LLC, on behalf of Warner Music Group Inc.

/s/ Bernd Dopp
Bernd Dopp	President and Chief Executive Officer of Chappell and Intersong Group (Germany) Inc.

/s/ John Esposito
John Esposito	President of Warner-Elektra-Atlantic Corporation

Signature	Title

President of WEA Inc. President of WEA Management Services Inc. President of WEA Rock LLC President of WEA Urban LLC

/s/ Jason Flom
Jason Flom

Chief Executive Officer of Atlantic Recording Corporation

Chief Executive Officer of Atlantic/143 L.L.C., on behalf of Atlantic Recording Corp.

Chief Executive Officer of Bute Sound LLC, on behalf of Atlantic Recording Corp.

Chief Executive Officer of Elektra Entertainment Group Inc.

Chief Executive Officer of Foz Man Music LLC, on behalf of Atlantic Recording Corp.

Chief Executive Officer of Lava Trademark Holding Company LLC, on behalf of Atlantic Recording Corp.

/s/ Susan Genco
Susan Genco	President of WBR/QRI Venture, Inc. President of WBR/Ruffnation Ventures, Inc.

/s/ Dave Johnson
Dave Johnson

Director of A.P. Schmidt Company

Director of Atlantic Recording Corporation

Director of Atlantic/MR II INC.

Director of Atlantic/MR Ventures Inc.

Director of Berna Music, Inc.

Director of Big Beat Records Inc.

Director of Big Tree Recording Corporation

Director of Cafe Americana Inc.

Director of Chappell & Intersong Music Group (Australia) Limited

Director of Chappell and Intersong Music Group (Germany) Inc.

Director of Chappell Music Company, Inc.

Director of Cota Music, Inc.

Director of Cotillion Music, Inc.

Director of CPP/Belwin, Inc.

Director of CRK Music Inc.

Director of E/A Music, Inc.

Signature	Title

Director of Eleksylum Music, Inc. Director of Elektra Entertainment Group Inc. Director of Elektra Group Ventures Inc. Director of Elektra/Chameleon Ventures Inc. Director of FHK, INC.

Signature	Title

Director of Fiddleback Music Publishing Company, Inc.

Director of Foster Frees Music, Inc.

Director of Inside Job, Inc.

Director of Intersong U.S.A., INC.

Director of Jadar Music Corp. Director of LEM America, INC.

Director of London-Sire Records Inc.

Director of McGuffin Music Inc.

Director of Mixed Bag Music, Inc.

Director of NC Hungary Holdings Inc.

Director of New Chappell Inc.

Director of Nonesuch Records Inc.

Director of NVC International Inc.

Director of Octa Music, Inc.

Director of Pepamar Music Corp.

Director of Revelation Music Publishing Corporation

Director of Rhino Entertainment Company

Director of Rick’s Music Inc.

Director of Rightsong Music Inc.

Director of Rodra Music, Inc.

Director of Sea Chime Music, Inc.

Director of SR/MDM Venture Inc.

Director of Summy-Birchard, Inc.

Director of Super Hype Publishing, Inc.

Director of The Rhythm Method Inc.

Director of Tommy Boy Music, Inc.

Director of Tommy Valando Publishing Group, Inc.

Director of Tri-Chappell Music Inc.

Vice President and Director of TW Music Holdings Inc.

Director of Unichappell Music Inc.

Director of W.B.M. Music Corp.

Director of Walden Music, Inc.

Director of Warner Alliance Music Inc.

Director of Warner Brethren Inc.

Director of Warner Bros. Music International Inc.

Director of Warner Bros. Publications U.S. Inc.

Director of Warner Bros. Records Inc.

Director of Warner Custom Music Corp.

Director of Warner Domain Music Inc.

Director of Warner Music Bluesky Holding Inc.

Director of Warner Music Discovery Inc.

Vice President and Director of Warner Music Distribution Inc.

Director of Warner Music Group Inc.

Signature	Title

Director of Warner Music Latina Inc.

Director of Warner Music SP Inc.

Director of Warner Sojourner Music Inc.

Director of Warner Special Products Inc.

Director of WarnerSongs Inc.

Director of Warner Strategic Marketing Inc.

Director of Warner-Elektra-Atlantic Corporation

Director of Warner-Tamerlane Publishing Corp.

Director of Warner/Chappell Music (Services), Inc.

Director of Warner/Chappell Music, Inc.

Director of Warprise Music Inc.

Director of WB Gold Music Corp.

Director of WB Music Corp.

Director of WBM/House of Gold Music, Inc.

Director of WBR Management Services Inc.

Director of WBR/QRI Venture, Inc.

Director of WBR/Ruffnation Ventures, Inc.

Director of WBR/Sire Ventures Inc.

Director of We Are Musica Inc.

Director of WEA Europe Inc.

Director of WEA Inc.

Director of WEA International Inc.

Director of WEA Latina Musica Inc.

Director of WEA Management Services Inc.

Director of Wide Music, Inc.

Director of WMG Management Services Inc.

/s/ Craig Kallman
Craig Kallman

President of Atlantic/MR II INC.

President of Atlantic/MR Ventures Inc.

President of Big Beat Records Inc.

President of Big Tree Recording Corporation

President of Elektra Group Ventures Inc.

President of Inside Job, Inc.

/s/ Gillian Kellie
Gillian Kellie	Chief Financial Officer of Warner-Elektra-Atlantic Corporation Chief Financial Officer of WEA Rock LLC Chief Financial Officer of WEA Urban LLC

Signature	Title

/s/ Norbert Masch
Norbert Masch	Treasurer of Chappell and Intersong Music Group (Germany) Inc.

/s/ Scott Pascucci
Scott Pascucci

President of NVC International Inc.

President of Penalty Records L.L.C., on behalf of Tommy Boy Music, Inc.

President of Rhino Entertainment Company

President of T-Boy Music L.L.C., on behalf of Tommy Boy Music, Inc.

President of T-Girl Music L.L.C., on behalf of Tommy Boy Music, Inc.

President of The Rhythm Method Inc.

President of Tommy Boy Music, Inc.

President of Warner Music Discovery Inc.

President and Chief Executive Officer of Warner Special Products Inc.

President of Warner Strategic Marketing Inc.

/s/ Colin Reef
Colin Reef	Vice President and Chief Financial Officer of Rhino Entertainment Company Chief Financial Officer of Warner Strategic Marketing Inc.

/s/ Paul Robinson
Paul Robinson

Director of A.P. Schmidt Company

Director of Atlantic Recording Corporation

Director of Atlantic/MR II INC.

Director of Atlantic/MR Ventures Inc.

Director of Berna Music, Inc.

Director of Big Beat Records Inc.

Director of Big Tree Recording Corporation

Director of Cafe Americana Inc.

Director of Chappell & Intersong Music Group (Australia) Limited

Director of Chappell and Intersong Music Group (Germany) Inc.

Director of Chappell Music Company, Inc.

Director of Cota Music, Inc.

Director of Cotillion Music, Inc.

Director of CPP/Belwin, Inc.

Director of CRK Music Inc.

Director of E/A Music, Inc.

Director of Eleksylum Music, Inc.

Director of Elektra Entertainment Group

Signature	Title

Inc.

Director of Elektra Group Ventures Inc.

Director of Elektra/Chameleon Ventures Inc.

Director of FHK, INC.

Director of Fiddleback Music Publishing Company, Inc.

Director of Foster Frees Music, Inc.

Director of Inside Job, Inc.

Director of Intersong U.S.A., INC.

Director of Jadar Music Corp.

Director of LEM America, INC.

Director of London-Sire Records Inc.

Director of McGuffin Music Inc.

Director of Mixed Bag Music, Inc.

Director of NC Hungary Holdings Inc.

Director of New Chappell Inc.

Director of Nonesuch Records Inc.

Director of NVC International Inc.

Director of Octa Music, Inc.

Director of Pepamar Music Corp.

Director of Revelation Music Publishing Corporation

Director of Rhino Entertainment Company

Director of Rick’s Music Inc.

Director of Rightsong Music Inc.

Director of Rodra Music, Inc.

Director of Sea Chime Music, Inc.

Director of SR/MDM Venture Inc.

Director of Summy-Birchard, Inc.

Director of Super Hype Publishing, Inc.

Director of The Rhythm Method Inc.

Director of Tommy Boy Music, Inc.

Director of Tommy Valando Publishing Group, Inc.

Director of Tri-Chappell Music Inc.

Director of TW Music Holdings Inc.

Director of Unichappell Music Inc.

Director of W.B.M. Music Corp.

Director of Walden Music, Inc.

Director of Warner Alliance Music Inc.

Director of Warner Brethren Inc.

Director of Warner Bros. Music International Inc.

Director of Warner Bros. Publications U.S. Inc.

Director of Warner Bros. Records Inc.

Vice President and Director of Warner Custom Music Corp.

Director of Warner Domain Music Inc.

Vice President and Director of Warner

Signature	Title

Music Bluesky Holding Inc.

Director of Warner Music Discovery Inc.

Director of Warner Music Distribution Inc.

Director of Warner Music Group Inc.

Director of Warner Music Latina Inc.

Director of Warner Music SP Inc.

Director of Warner Sojourner Music Inc.

Director of Warner Special Products Inc.

Director of WarnerSongs Inc.

Director of Warner Strategic Marketing Inc.

Director of Warner-Elektra-Atlantic Corporation

Director of Warner-Tamerlane Publishing Corp.

Director of Warner/Chappell Music (Services), Inc.

Director of Warner/Chappell Music, Inc.

Director of Warprise Music Inc.

Director of WB Gold Music Corp.

Director of WB Music Corp.

Director of WBM/House of Gold Music, Inc.

Director of WBR Management Services Inc.

Director of WBR/QRI Venture, Inc.

Director of WBR/Ruffnation Ventures, Inc.

Director of WBR/Sire Ventures Inc.

Director of We Are Musica Inc.

Director of WEA Europe Inc.

Director of WEA Inc.

Director of WEA International Inc.

Director of WEA Latina Musica Inc.

Director of WEA Management Services Inc.

Director of Wide Music, Inc.

Director of WMG Management Services Inc.

/s/ Samantha Schwam
Samantha Schwam

Chief Financial Officer of Atlantic Recording Corporation

Chief Financial Officer of Atlantic/143 L.L.C., on behalf of Atlantic Recording Corp.

Senior Vice President and Chief Financial Officer of Atlantic/MR II INC.

Signature	Title

Senior Vice President and Chief Financial Officer of Atlantic/MR Ventures Inc.

Treasurer of Big Beat Records Inc.

Treasurer of Big Tree Recording Corporation

Chief Financial Officer of Bute Sound LLC, on behalf of Atlantic Recording Corp.

Chief Financial Officer of Elektra Entertainment Group Inc.

Chief Financial Officer of Foz Man Music LLC, on behalf of Atlantic Recording Corp.

Treasurer of Inside Job, Inc.

Chief Financial Officer of Lava Trademark Holding Company LLC, on behalf of Atlantic Recording Corp.

/s/ Hildi Snodgrass
Hildi Snodgrass

Vice President and Treasurer of SR/MDM Venture Inc.

Vice President of  Warner Bros. Records Inc.

Treasurer of WBR Management Services Inc.

Treasurer of WBR/QRI Venture, Inc.

Vice President of WBR/Sire Ventures Inc.

/s/ Nick Thomas
Nick Thomas

Senior Vice President of A.P. Schmidt Company

Chief Financial Officer and Treasurer of Berna Music, Inc.

Senior Vice President and Chief Financial Officer of Cafe Americana Inc.

Senior Vice President and Treasurer of Chappell Music Company, Inc.

Senior Vice President and Treasurer of Chappell & Intersong Music Group (Australia) Limited

Senior Vice President and Treasurer of Cota Music, Inc.

Senior Vice President and Treasurer of Cotillion Music, Inc.

Executive Vice President and Treasurer of CPP/Belwin, Inc.

Senior Vice President and Treasurer of CRK Music Inc.

Senior Vice President and Treasurer of E/A Music, Inc.

Senior Vice President and Treasurer of Eleksylum Music, Inc.

Signature	Title

Senior Vice President & Treasurer WEA Latina Musica Inc.

Senior Vice President and Treasurer of Elektra/Chameleon Ventures Inc.

Senior Vice President and Treasurer of FHK, INC.

Senior Vice President and Treasurer of Fiddleback Music Publishing Company, Inc.

Senior Vice President and Treasurer of Foster Frees Music, Inc.

Senior Vice President and Treasurer of Intersong U.S.A., INC.

Chief Financial Officer of Jadar Music Corp.

Senior Vice President and Chief Financial Officer of LEM America, INC.

Senior Vice President and Treasurer of McGuffin Music Inc.

Chief Financial Officer and Treasurer of Mixed Bag Music, Inc.

Senior Vice President and Chief Financial Officer of New Chappell Inc.

Senior Vice President and Treasurer of Octa Music, Inc.

Chief Financial Officer and Treasurer of Pepamar Music Corp.

Senior Vice President and Treasurer of Revelation Music Publishing Corporation

Senior Vice President and Chief Financial Officer of Rick’s Music Inc.

Chief Financial Officer of Rightsong Music Inc.

Chief Financial Officer of Rodra Music, Inc.

Senior Vice President and Treasurer of Sea Chime Music, Inc.

Senior Vice President and Treasurer of Summy-Birchard, Inc.

Vice President and Treasurer of Super Hype Publishing, Inc.

Chief Financial Officer and Treasurer of Tommy Valando Publishing Group, Inc.

Senior Vice President and Chief Financial Officer of Tri-Chappell Music Inc.

Senior Vice President and Chief Financial Officer of Unichappell Music Inc.

Treasurer of W.B.M. Music Corp.

Vice President and Treasurer of Walden

Signature	Title

Music, Inc.

Chief Operating Officer and Chief Financial Officer of Warner Alliance Music Inc.

Chief Operating Officer and Chief Financial Officer of Warner Brethren Inc.

Chief Financial Officer and Treasurer of Warner Bros. Music International Inc.

Chief Financial Officer and Treasurer of Warner Bros. Publications U.S. Inc.

Senior Vice President and Treasurer of Warner Domain Music Inc.

Senior Vice President and Treasurer of Warner Sojourner Music Inc.

Chief Financial Officer of WarnerSongs Inc.

Chief Financial Officer and Treasurer of Warner-Tamerlane Publishing Corp.

Chief Financial Officer and Treasurer of Warner/Chappell Music (Services), Inc.

Chief Operating Officer and Chief Financial Officer of Warner/Chappell Music, Inc.

Senior Vice President and Treasurer of Warprise Music Inc.

Treasurer of WB Gold Music Corp.

Chief Financial Officer and Treasurer of WB Music Corp.

Senior Vice President and Treasurer of WBM/House of Gold Music, Inc.

Chief Financial Officer and Treasurer of WBPI Holdings LLC, on behalf of Warner Bros. Publications Inc.

Senior Vice President and Treasurer of We Are Musica, Inc.

Senior Vice President and Treasurer of Wide Music, Inc.

/s/ Tom Whalley
Tom Whalley

President of SR/MDM Venture Inc.

Chief Executive Officer and Chairman of the Board of Directors of Warner Bros. Records Inc.

President of WBR Management Services Inc.

President of WBR/Sire Ventures Inc.

/s/ Inigo Zabala
Inigo Zabala	President of Warner Music Latina Inc.